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                                                                   Exhibit 10.16
                     PURCHASE AGREEMENT NO. DSP/AJV-042/95

                          EMBRAER - EMPRESA BRASILEIRA

                              DE AERONAUTICA S.A.

                                      AND

                             SKYWEST AIRLINES, INC.

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                                     INDEX

     ARTICLE                                                             PAGE
     -------                                                             ----
1.    DEFINITIONS                                                          1
2.    SUBJECT                                                              2
3.    PRICE                                                                3
4.    PAYMENT                                                              3
5.    FINANCING                                                            4
6.    DELIVERY                                                             7
7.    CERTIFICATION                                                        8
8.    ACCEPTANCE AND TRANSFER OF OWNERSHIP                                 8
9.    STORAGE CHARGE                                                       9
10.   DELAYS IN DELIVERY                                                  10
11.   INSPECTION AND QUALITY CONTROL                                      12
12.   CHANGES                                                             13
13.   WARRANTY                                                            14
14.   TECHNICAL ASSISTANCE SERVICES                                       15
15.   SPARE PARTS POLICY                                                  15
16.   PUBLICATIONS                                                        16
17.   ASSIGNMENT                                                          16
18.   RESTRICTIONS AND PATENT INDEMNITY                                   16
19.   MARKETING PROMOTIONAL RIGHTS                                        17
20.   TAXES                                                               17
21.   APPLICABLE LAW                                                      17
22.   ARBITRATION                                                         17
23.   TERMINATION                                                         18
24.   INDEMNITY                                                           20
25.   NOTICES                                                             20
26.   CONFIDENTIALITY                                                     21
27.   INTEGRATED AGREEMENT                                                21
28.   NEGOTIATED AGREEMENT                                                21
29.   COUNTERPARTS                                                        21
30.   ENTIRE AGREEMENT                                                    22

ATTACHMENTS:

"A" - AIRCRAFT TECHNICAL DESCRIPTION AND AIRCRAFT SPECIFIC CONFIGURATION "B" - AIRCRAFT FINISHING, REGISTRATION MARKS, FERRY EQUIPMENT, SPARE PARTS
      POLICY, AND LIST OF PUBLICATIONS
"C" - WARRANTY CERTIFICATE - MATERIAL AND WORKMANSHIP
"D" - EMB-120 BRASILIA PRICE ESCALATION FORMULA

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                    PURCHASE AGREEMENT NO. DSP/AIV-012/95

THIS AGREEMENT IS ENTERED INTO THIS 9th DAY OF, June, 1995, BY AND BETWEEN EMBRAER - EMPRESA BRASILEIRA DE AERONAUTICA S.A. AND SKYWEST AIRLINES, INC., FOR THE PURCHASE AND SALE OF EMBRAER AIRCRAFT.

THE SALE COVERED BY THIS AGREEMENT SHALL BE GOVERNED SOLELY BY THE TERMS AND CONDITIONS HEREIN SET FORTH, AS WELL AS BY THE PROVISIONS SET FORTH IN THE ATTACHMENTS HERETO.

THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS AND UNTIL IT IS SIGNED BY AN AUTHORIZED OFFICER OF SKYWEST AIRLINES, INC. AND EXECUTED BY TWO AUTHORIZED OFFICERS OF EMBRAER - EMPRESA BRASILEIRA DE AERONAUTICA S.A.

1.  DEFINITIONS:

    For the purpose of this Agreement, the following definitions are hereby adopted by the parties:

    a. EMBRAER - shall mean EMBRAER - EMPRESA BRASILEIRA DE AERONAUTICA S.A., a Brazilian corporation with its principal place of business at Sao Jose dos Campos, Sao Paulo, Brazil.

    b. BUYER - shall mean Skywest Airlines, Inc., a company with its principal place of business at 444 South River Road, St. George, Utah 84770-2086.

    c.   PARTIES - shall mean Embraer and Buyer.

    d. AIRCRAFT - shall mean the EMB-120ER "BRASILIA" aircraft or, where there is more than one such aircraft, each of the EMB-120ER "BrasiliaO" aircraft manufactured by EMBRAER, for sale to BUYER pursuant to this Agreement, according to the Technical Description number TD-120/9401, dated September 1994, and the AIRCRAFT Specific Configuration constituting the Attachment "A" to this Agreement, and equipped with Pratt & Whitney Canada Inc. PW-118A engines, according to PW-118A Turboprop Engine Specification No. 923, dated September 4, 1987, supplemented by Supplemental No. 923 MMOO, dated September 4, 1989. The


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         Technical Description and AIRCRAFT Specific Configuration subject of the Attachment "A" hereto, shall be substituted by BUYER'S AIRCRAFT Technical Specification on or before three (3) months prior to the THIRD AIRCRAFT CONTRACTUAL DELIVERY DATE.

    e.   SERVICES - shall mean technical assistance services as specified in
         Article 14 herein.

    f.   CONTRACTUAL DELIVERY DATE - shall mean the delivery date referred to in
         Article 6 of this Agreement.

    g. ACTUAL DELIVERY DATE - shall mean, in respect of each AIRCRAFT, the date on which Buyer obtains title to that AIRCRAFT in accordance with
         Article 8 hereof.

    h. CTA - shall mean the Aerospace Technical Center of the Brazilian Ministry of Aeronautics.

    i.   FAA - shall mean the Federal Aviation Administration.

    j. BASIC PRICE - shall mean the AIRCRAFT total price, effective on the date of execution of this Purchase Agreement, as referred to in its
         Article 3.

    k. PURCHASE PRICE - shall mean the AIRCRAFT total price, effective on the relevant AIRCRAFT CONTRACTUAL DELIVERY DATE, resulting from the application of the Escalation Formula established in Attachment "D" hereto.

2.  SUBJECT:

    This Agreement covers:

    a.   Ten (10) AIRCRAFT.

    b.   SERVICES as specified in Article 14 herein.

    These AIRCRAFT refer to the exercise by BUYER of its option to purchase EMB-120 Brasilia AIRCRAFT according to the provisions of Purchase Agreement No. DSP/AJV-30B/93, Article 26 - Groups I and II

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3.  PRICE: (Confidential information apearing here has been omitted and submitted separately to the Securities and Exchange Commission)

4.  PAYMENT: (Confidential information appearing here has been omitted and submitted separately to the Securities and Exchange Commission)

    The prices specified in the previous Article shall be paid by BUYER as follows:

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        (Confidential information appearing here has been omitted and submitted separately to the Securities and Exchange Commission)


5.  FINANCING:

    a. The amounts specified in Article 4.a.7 of the Purchase Agreement shall be paid in cash. Such amounts may also be paid by BUYER to EMBRAER, in cash, by means of an approved financing to be obtained by BUYER, hereinafter called BUYER'S CREDIT.

    b. If requested by BUYER, EMBRAER will exert its best efforts to assist BUYER in applying for and structuring such BUYER'S CREDIT financing in compliance with the financing terms of the Brazilian Export Financing Program (PROEX) as effective at the date of such request. BUYER understands that EMBRAER does not guaranty the availability of PROEX or the terms of such financing program and that the application of BUYER shall be subject to the sole approval of

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         the Brazilian Export Authority on a case-by-case basis (i.e., EMBRAER shall incur no liability and Buyer shall have no recourse against EMBRAER if the application is not approved by the Brazilian Export Authority, or if it is approved, but only on different terms and conditions than any previous approval by the Brazilian Export Authority). For illustrative purposes only, the last PROEX approval was on the following terms (it being understood that any approval for BUYER may differ and change without previous notice once each application is examined according to the sole discretion and criteria of the Brazilian Export Authority, on a case-by-case basis):

         1. Financing up to eighty-five percent (85%) of the AIRCRAFT PURCHASE PRICE;

         2.   Financing Period: ten (10) years;

         3. Net Annual Interest Rate: the amount will be calculated over the unpaid balance at each principal repayment date. The interest rate will be, at BUYER'S option either:

              a) Fixed Interest Rate: Libor rate published by Central Bank of Brazil, for the total term of the financing, valid on the AIRCRAFT ACTUAL DELIVERY DATE; or

              b) Floating Interest Rate: Libor rate published by Central Bank of Brazil, for the term of each installment period, (i.e., Libor for six months operations) valid on the AIRCRAFT ACTUAL DELIVERY DATE and on the first day of each interest period.

         4. Principal repayments in equal semi-annual installments, interest payable on the same maturity as the installments on the outstanding balances, with the first payment becoming due one hundred eighty (180) days after the AIRCRAFT ACTUAL DELIVERY DATE and subsequent payments becoming due at one hundred eighty (180) day intervals thereafter.

    c. If the financing terms and conditions as approved by the Brazilian Export Authority are accepted by BUYER, the financing shall be contracted by BUYER at a financing institution which shall follow all procedures determined by the PROEX in order to obtain its benefits. If requested by the financial institution, EMBRAER will exert its best

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         efforts to assist such financial institution to comply with the conditions of the PROEX.

    d. Whether or not the BUYER'S CREDIT will be utilized in conjunction with the PROEX, the payment of the amounts referred to in item OaO hereinabove shall be paid to EMBRAER in immediately available funds, by a tested telegraphic transfer order or by other means as may be determined by EMBRAER.

    e. On or before forty-five (45) calendar days of the relevant AIRCRAFT CONTRACTUAL DELIVERY DATE, BUYER shall provide EMBRAER with a binding commitment letter, in a form and from a prime bank or similar financial institution acceptable to EMBRAER, evidencing that the relevant BuyerOs Credit shall have been approved. If there is no evidence of such approval, EMBRAER shall have the option, at its sole discretion, to postpone the relevant AIRCRAFT CONTRACTUAL DELIVERY DATE for the same number of days that BUYER shall take to provide EMBRAER a written notice concerning such evidence, plus an additional period of fifteen
         (15) days as it shall be necessary for EMBRAER, due to such BUYER'S delay, to adjust its scheduled production for the purpose of delivering the AIRCRAFT to BUYER.

    f. In the event that a BUYER'S CREDIT is not approved on or before forty-five (45) calendar days of the relevant AIRCRAFT CONTRACTUAL DELIVERY DATE, without prejudice to EMBRAER'S option as specified in item "e" above, Buyer shall have the option, to be exercised by a written communication to be received by EMBRAER on or prior to forty
         (40) calendar days of the AIRCRAFT CONTRACTUAL DELIVERY DATE, to either:

         1. Pay the due amounts as specified in item "a" hereinabove, using BUYER'S own resources or,

         2. Pay the referred to amounts using alternate financing scheme to be obtained by BUYER and submitted to EMBRAER for approval.

    g. The payment referred to in items "f.1" and "f.2" hereinabove shall be made by means of an irrevocable letter of credit to be opened by BUYER no later than five (5) days before the AIRCRAFT ACTUAL DELIVERY DATE, as per the following terms and conditions:

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         1.   In favor of EMBRAER - Empresa Brasileira de Aeronautica S.A.;

         2.   For account of Skywest Airlines, Inc.;

         3. Sum available by presentation of sight draft accompanied by one copy of the "Certificate of Acceptance and Transfer of Title and Risks" relative to the AIRCRAFT, signed by Buyer or its authorized representative;

         4. Credit to be negotiated only at financial institutions with offices located in Sao Jose dos Campos or in Sao Paulo, State of Sao Paulo, Brazil;

         5. To remain valid until sixty (60) calendar days following the AIRCRAFT ACTUAL DELIVERY DATE;

         6.   To permit partial shipments, if necessary;

         7.   To be issued by a prime bank accepted by EMBRAER.

         For purposes of EMBRAER'S previous examination and approval, a draft of the terms of such letter of credit shall be presented by BUYER to EMBRAER on or before forty-five (45) calendar days of an AIRCRAFT CONTRACTUAL DELIVERY DATE.

    h. The options and procedures specified hereinabove shall also be applied in the event that the financing is approved for an amount less than the amount applied for.

6.  DELIVERY:

    Subject to payment in accordance with Article 4 hereof and the provisions of Articles 5, 8 and 10 hereof, the AIRCRAFT shall be offered by EMBRAER to Buyer, by means of a written notice, for inspection, acceptance and subsequent delivery, in Fly Away Factory ("F.A.F.") conditions, at Sao Jose dos Campos, State of Sao Paulo, Brazil, according to the following schedule:

         1. First Aircraft     on or before October 20, 1995
         2. Second Aircraft  - on or before December 10, 1995
         3. Third Aircraft   - on or before December 20, 1995
         4. Fourth Aircraft  - on or before February 20, 1996
         5. Fifth Aircraft   - on or before May 20, 1996

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         6. Sixth Aircraft   - on or before August 20, 1996
         7. Seventh Aircraft - on or before September 20, 1996
         8. Eighth Aircraft  - on or before November 20, 1996
         9. Ninth Aircraft   - on or before November 29, 1996
         10. Tenth Aircraft  - on or before January 20, 1997

7.  CERTIFICATION:

    The AIRCRAFT shall be delivered to BUYER with an export certificate of airworthiness issued by CTA complying with the requirements of FAR-25 and the requirements of the FAA. The condition of the AIRCRAFT on delivery and the documentation delivered with the AIRCRAFT, including the above-mentioned export certificate of airworthiness, shall be sufficient to enable BUYER to obtain a standard certificate of airworthiness for the AIRCRAFT. Subject to the above, it shall be BUYER'S responsibility to obtain such standard certificate of airworthiness for the AIRCRAFT.

8.  ACCEPTANCE AND TRANSFER OF OWNERSHIP:

    a. Unless BUYER is notified otherwise, the AIRCRAFT shall be delivered in accordance with the provisions and schedules specified in Article 6 herein. EMBRAER shall give BUYER fifteen (15) calendar days advance notice of the date on which EMBRAER considers that each AIRCRAFT will be ready for delivery. Upon successful completion of ground and flight tests performed by EMBRAER, BUYER will receive a written confirmation that the AIRCRAFT concerned is ready for delivery, on which date BUYER shall promptly inspect such AIRCRAFT.

    b. BUYER shall be allowed a reasonable period of time to inspect and conduct an acceptance flight of each AIRCRAFT prior to its delivery. The fuel for the AIRCRAFT'S acceptance flight will be provided by EMBRAER. After such acceptance flight, each AIRCRAFT will be delivered by EMBRAER to BUYER in accordance with Article 6 hereof with its wing tanks full.

    c. If BUYER finds and AIRCRAFT acceptable, BUYER shall promptly make the due payments, if any, according to Article 4 hereof and accept delivery of such AIRCRAFT, whereupon the necessary title and risk transfer documents shall be executed in order to effect title transfer.

    d. If BUYER declines to accept an AIRCRAFT, BUYER shall immediately give EMBRAER written notice of all specific reasons for

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         such refusal and EMBRAER shall have five (5) business days, commencing on the first business day after receipt of such notice, to take all necessary actions in order to resubmit the AIRCRAFT to BUYER for reinspection.

    e. BUYER shall reinspect the AIRCRAFT within five (5) calendar days after receipt of notice from EMBRAER that all necessary actions were taken. This period, as well as the one mentioned in item "d" above, shall not be considered as part of the thirty (30) calendar days grace period provided for in Article 10.b.1 hereof.

    f. Should BUYER fail to comply with the procedures specified in any of the preceding items, EMBRAER shall not be held liable for any delays in delivery.

    g. Should BUYER fail to perform the acceptance and receipt of title of the AIRCRAFT within ninety (90) calendar days to be computed from the notification specified in item "a" above, EMBRAER shall be entitled to either terminate this Agreement pursuant to Article 23.f hereinbelow or, at its sole discretion, renegotiate the terms of this Agreement with BUYER.

9.  STORAGE CHARGE:

    a. A storage charge equal to zero point zero three percent (0.03%) of the relevant AIRCRAFT BASIC Price per calendar day shall be charged by EMBRAER to BUYER commencing on the fifteenth (15th) calendar day after:

         1. BUYER's failure to perform inspection or reinspection of an AIRCRAFT, per the date or time period specified in writing by EMBRAER, according to Articles 6 and/or 8 hereof, as applicable.

         2. BUYER's acceptance of an AIRCRAFT when Buyer defaults in the fulfillment of any payment due in taking title to such AIRCRAFT immediately thereafter.

    b. A storage charge equal to zero point zero three percent (0.03%) of the relevant AIRCRAFT BASIC PRICE per calendar day shall be charged by EMBRAER to BUYER commencing on the thirtieth (30th) calendar day after BUYER's failure after title transfer to remove an AIRCRAFT from EMBRAER's facilities.

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    c.   In the event an Aircraft Contractual Delivery Date must be extended by
         Embraer from that which is designated in Article 6 hereof due to Buyer's failure to perform any action or provide any information contemplated by this Agreement, other than the ones specified in the preceding item", the storage charge shall commence on the fifteenth
         (15th) calendar day after the Contractual Delivery Date relative to such Aircraft.

    d. Buyer undertakes to pay the storage charge, as set forth in items "a", "b" or "c" hereinabove, as applicable, in U.S. dollars per each month of delay or part thereof, upon presentation of an invoice by Embraer.

10. DELAYS IN DELIVERY:

    a.   EXCUSABLE DELAYS:

          1. EMBRAER shall not be held liable or be found in default for any delays in the delivery of an AIRCRAFT or in the performance of any act to be performed by EMBRAER under this Agreement, resulting from, but not restricted to, the following events or occurrences hereinafter referred to as "excusable delays": (a) force majeure (including, but not limited to, war or state of war, civil war, insurrection, fire, accident, explosion, flood, act of government, governmental priorities, requisition, strike, labor troubles); (b) inability despite due and timely diligence to procure any materials, equipment, accessories, parts or means of transport; or
              (c) any delay resulting from any failure by BUYER to perform any action or provide any information contemplated by this Agreement or delays resulting from any other cause to the extent it is beyond EMBRAER's control or does not result from EMBRAER's fault or negligence.

          2. Within sixty (60) calendar days after the occurrence of any of the above-mentioned events which constitute causes of excusable delays in delivery of an AIRCRAFT or in the performance of any act to be performed by EMBRAER under this Agreement, EMBRAER undertakes to send a written notice to BUYER, with requested acknowledgment of receipt, including a description of details involved and an estimate of the effects expected upon the timing of the performance of its contractual obligations.

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      3. Any such delays shall extend the time for delivery of an AIRCRAFT by the same number of calendar days required for the cause of delay to be remedied. EMBRAER undertakes to use its best efforts whenever applicable to avoid or remove any such causes of delay and to minimize their effect on the CONTRACTUAL DELIVERY DATE OF AN AIRCRAFT.

      4. If the cause of such excusable delays is such as to last longer than three hundred (300) calendar days or to render the performance of this Agreement impossible, then this Agreement shall be considered terminated without liability to either party, except as provided for in
         Article 23.b hereof.

   b. NON-EXCUSABLE DELAYS:

      1. If the delivery of an AIRCRAFT is delayed, without any excusable reason, by more than thirty (30) calendar days after the CONTRACTUAL DELIVERY DATE for such AIRCRAFT, BUYER will be entitled to claim from EMBRAER liquidated damages equal to zero point zero three percent (0.03%) of the BASIC PRICE for each delayed AIRCRAFT, for each calendar day of delay in excess of the above-mentioned thirty (30) calendar days, up to the date EMBRAER notices BUYER such AIRCRAFT will be ready for delivery via written notice per Article 8.a hereof, it being understood that such liquidated damages will not, in any event, exceed three percent (3%) of the BASIC PRICE of the delayed item.

      2. The grace period of thirty (30) calendar days granted by BUYER to EMBRAER as mentioned herein shall only prevail should Buyer receive a written notification from EMBRAER advising the expected delay and provided such written notification is presented to BUYER sixty (60) calendar days prior to the relevant AIRCRAFT CONTRACTUAL DELIVERY DATE.

      3. It is agreed between the PARTIES that if, with respect to a delayed AIRCRAFT, EMBRAER does not receive a claim for liquidated damages as mentioned in item "b.1" above from BUYER within ninety (90) calendar days after the CONTRACTUAL DELIVERY DATE of such AIRCRAFT, BUYER shall be deemed to have f ully waived its rights to such liquidated damages.

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      c. DELAY DUE TO LOSS OR STRUCTURAL DAMAGE OF THE AIRCRAFT:

         Should any AIRCRAFT be destroyed or damaged before its acceptance to the extent that it becomes commercially useless, BUYER may, at its sole discretion, either take a replacement AIRCRAFT at a later delivery date to be agreed by the PARTIES or terminate this Agreement with respect to such AIRCRAFT by notice to EMBRAER given in accordance with Article 25 hereof, without any liability to either party.

11.   INSPECTION AND QUALITY CONTROL:

      a. BUYER is hereby allowed to have one or more authorized representatives at EMBRAER'S facilities in order to assure that the AIRCRAFT and SERVICES were developed in accordance with this Agreement and according to all applicable quality control standards.

      b. BUYER shall present and communicate to EMBRAER the names of its authorized representatives, by means of a written notice, at least thirty (30) calendar days prior to the earliest delivery date specified in Article 6 hereof.

      c. Such representatives shall also be authorized to sign the acceptance and transfer of title and risk documents and accept delivery of the AIRCRAFT pursuant to Article 8 hereof.

      d. For the purposes subject hereof, EMBRAER shall provide reasonable communication facilities for BUYER'S authorized representatives, as well as the necessary tools, measuring devices, test equipment and technical assistance as may be necessary to perform acceptance tests.

      e. It is agreed by the PARTIES that BUYER'S authorized representatives shall observe Embraer's administrative rules and instructions while at EMBRAER'S facilities.

      f. The BUYER'S authorized representatives shall be allowed exclusively in those areas related to the subject matter hereof and BUYER agrees to hold harmless EMBRAER from and against all and any kind of liabilities in respect to such representatives, for whom BUYER is solely and fully responsible under all circumstances and in any instance.

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12. CHANGES:

    a. Each AIRCRAFT will comply with the standards defined in the Attachment "A" hereto and shall incorporate all modifications which are classified as Airworthiness Directives (AD's) mandatory by CTA or FAA or those agreed upon by BUYER and EMBRAER in accordance with this Article 12.

    b. All the specified tray-mounted avionic equipment installed in the AIRCRAFT shall be of the latest modification standard made available to EMBRAER by the relevant vendor at such time as not to violate the delivery schedule of the AIRCRAFT. All other parts will be of the latest modification standa rd available at the moment of scheduled installation in the AIRCRAFT.

    c. The PARTIES hereby agree that changes can be made by EMBRAER in the design of the AIRCRAFT; the definition of which and its respective classification shall be in compliance to the AIRCRAFT Type Specification as follows:

         1. Minor changes - defined as those modifications which shall not adversely affect the Aircraft in any of the following:

            - Performance, weight or balance;
            - Structural strength, flight qualities;
              operation and/or characteristics;
            - Interchangeability of parts;
            - Aircraft delivery and prices;
            - Operational safety;
            - Ease of maintenance;
            - Noise and environmental control.

         2. Major changes - defined as those modifications which affect at least one of the topics mentioned in item "c.1" hereinabove.

    d. EMBRAER shall have the right, without the prior consent of BUYER, to make minor changes, as referred to in item "c.1" hereinabove, in the design of AIRCRAFT. The costs of any such changes shall be borne by EMBRAER.

    e. Major changes as referred to in item "c.2" hereinabove which are classified as Airworthiness Directives (AD's) mandatory by CTA and/or FAA shall be conveyed to BUYER by means of Service

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         Bulletins, approved by said authorities and incorporated by EMBRAER in all AIRCRAFT delivered or to be delivered to BUYER at EMBRAER'S own costs during the term of the AIRCRAFT'S Warranty Certificate validity, in a reasonable period of time. When flight safety is affected, such changes will be imme diately incorporated.

         EMBRAER shall not be liable for any delays in the AIRCRAFT CONTRACTUAL DELIVERY DATE resulting from the execution of any change classified as mandatory by CTA or FAA when the AIRCRAFT shall have already surpassed the specific production stage affected by the incorporation of said change.

    f. Major changes (any other than those which are Airworthiness Directives mandatory as per item "e" above), any change developed by EMBRAER as product improvement and any change required by BUYER, including those changes required by BUYER'S country authorities as a consequence of alterations, amendments and/or innovations of its present airworthiness regulations, shall be considered as optional and, as such, the corresponding cost proposals shall be submitted by EMBRAER to BUYER for consideration and approval. Should BUYER not approve any such change, it shall not be incorporated in the AIRCRAFT.

    g. Any change made by EMBRAER in accordance with the preceding items which affect the provisions of Attachment "A" hereto shall be incorporated in said Attachment by means of an amendment. The amendments shall be submitted to BUYER for signature thirty (30) calendar days prior to the relevant AIRCRAFT CONTRACTUAL DELIVERY DATE, a copy of which shall be received by EMBRAER, duly signed, prior to the relevant AIRCRAFT ACTUAL DELIVERY DATE.

13. WARRANTY:

    The materials and workmanship relative to the AIRCRAFT subject of this Agreement will be warranted in accordance with the terms and conditions specified in Attachment "C" hereto. If BUYER intends to place the AIRCRAFT on lease to another party or to assign the rights and obligations as specified in Article 17 hereof, it is BUYER'S responsibility to obtain EMBRAER'S prior consent as well as to provide EMBRAER written notice within five (5) business days of any changes as to BUYER'S designated lessee or assignee complying with Article 6 of the Attachment "C" hereof.

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

14.      TECHNICAL ASSISTANCE SERVICES:

         The inflight operational familiarization and technical support programs specified below are being offered at no charge to BUYER, except for fuel and any other operational expenses involved in flight training as well as travel and lodging expenses of BUYER'S trainees. Notwithstanding the eventual us e of the term "training" in this
         Article 14 or in the Agreement, the intent of the SERVICES provided hereunder is to familiarize the BUYER'S pilots with the operation of the AIRCRAFT. It is not the intent of EMBRAER to provide basic training to any representatives of BUYER.

         Inflight Operational Familiarization - Provided that BUYER'S pilots previously complete the ground familiarization as regards AIRCRAFT systems, weight and balance, performance and normal/emergency procedures, as it shall be agreed with Embraer Aircraft Corporation
         (EAC) to take place at its facilities in Ft. Lauderdale, Florida, United States of America, inflight operational familiarization of not more than five (5) hours per pilot for two (2) pilots per AIRCRAFT shall be provided at EMBRAER'S facilities in Sao Jose dos Campos, Sao Paulo, Brazil or at such other location as EMBRAER shall reasonably designate. Such inflight operational familiarization shall be performed in BUYER'S AIRCRAFT after delivery of such AIRCRAFT to BUYER pursuant to Articles 6 and 8 hereof. BUYER must give written notification to EMBRAER thirty (30) calendar days in advance of BUYER'S expected training schedules.

         The PARTIES further understand and agree that in the event BUYER elects not to take all or any portion of the technical assistance SERVICES provided for herein, no refund or other financial adjustment of the contract price will be made since such SERVICES are offered free-of-charge as referred to in item "a.2" of Article 3 hereinabove. Any other additional SERVICES shall depend on mutual agreement between the PARTIES and shall be charged by EMBRAER accordingly.

         The presence of BUYER'S authorized trainees and representatives at EMBRAER'S facilities shall be allowed exclusively in those areas related to the subject matter hereof and BUYER agrees to hold harmless EMBRAER from and against all and any kind of liabilities in respect to such trainees and representatives for whom BUYER is solely and fully responsible under all aspects and in any instance.

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

15.      SPARE PARTS POLICY:

         EMBRAER guarantees the supply of spare parts and Aircraft Ground Equipment for the AIRCRAFT, in accordance with Article 4 of Attachment "B" hereto, for a period of ten (10) years after production of the last aircraft of the same type. Such spare parts and Aircraft Ground Equipment shall be supplied according to the prevailing availability, sale conditions, delivery schedule and effective price on the date of acceptance by EMBRAER of the purchase order. The spare parts and Aircraft Ground Equipment may be supplied either by EMBRAER or through its subsidiaries or branch offices located abroad.

16.      PUBLICATION:

         a. Aircraft Publications - EMBRAER shall supply for each AIRCRAFT, at no cost to BUYER, copies of operational and maintenance publications applicable thereof in the English language and in the quantities as specified in Article 5 of Attachment "B" hereof. Such publications are issued under A.T.A. 100 Specification (as applicable) and are available in hard copies. The revision service for these publications is provided free-of-charge, including mailing services (except for air cargo shipping), for the first two (2) years and subsequently at a nominal fee. Such publications, except for one set of operational publications supplied with each AIRCRAFT to accomplish airworthiness requirements, will be delivered to BUYER no later than one (1) months prior to the FIRST AIRCRAFT CONTRACTUAL DELIVERY DATE.

         b. Vendor Items Publications - With respect to vendor items installed in the AIRCRAFT which have their own publications, the BUYER will receive them in the quantity specified in
                 Article 5 of Attachment "B" hereto, in their original content and printed form, directly from the suppliers, who are also in charge of keeping them continuously updated through a direct communication system with the BUYER.

17.      ASSIGNMENT:

         BUYER's rights and obligations hereunder may not be assigned without EMBRAER's previous written consent.

18.      RESTRICTIONS AND PATENT INDEMNITY:

         This sales does not include the transfer of designs, copyrights, patents and other similar rights to Buyer. Subject to Buyer's duty to immediately

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

         advise EMBRAER of any alleged copyright or patent infringement, EMBRAER shall indemnify and save BUYER harmless with respect to any claims made against BUYER if the AIRCRAFT infringes copyright patents or the proprietary rights of others.

19.      MARKETING PROMOTIONAL RIGHTS:

         EMBRAER shall have the right to show free of any charge, for marketing purposes, the image of BUYER's AIRCRAFT, painted with BUYER's colors and emblems, affixed in photographs, drawings, films, slides, audiovisual works, models or any other medium of expression (pictorial, graphic, and sculptural works), through all mass communications media such as billboards, magazines, newspapers, television, movies, theaters, as well as in posters, catalogs, models and all other kinds of promotional material. In the event such AIRCRAFT is sold to or operated by or for another company or person, Embraer shall be entitled to disclose such fact, as well as to continue to show the image of the AIRCRAFT, free of any charge, for marketing purposes, either with the original or the new colors and emblems, unless otherwise notified, provided that such notification shall be subject to the reasonable satisfaction and agreement of EMBRAER. If accepted, said prohibition, however, shall in no way apply to the promotional materials or pictorial, graphic or sculptural works already existing or to any contract for the display of such materials or works already binding EMBRAER at the time of receipt of the notification.

         The provisions of this Article shall be included in all future sales or lease agreements concerning the AIRCRAFT.

20.      TAXES:

         EMBRAER shall pay all taxes arising from the sale subject of this Agreement as may be imposed on it under the Brazilian laws. All other taxes, imposts, fees, withholding taxes, stamp taxes and any other similar or dissimilar taxes, as well as any duties as may be imposed on the sale subject of this Agreement, shall be borne by BUYER.

21.      APPLICABLE LAW:

         This Agreement shall be construed in accordance with and its performance shall be governed by the laws of the Federative Republic of Brazil.

22.      ARBITRATION:

         All disputes arising in connection with the Agreement shall be finally settled by arbitration, to be conducted in Paris, France, under the Rules of


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

         Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said Rules.

23.      Termination:

         a. Should either party fail to comply partially or completely with its obligations hereunder, the other party shall be entitled to give notice of such failure and to require that such failure be remedied within the period specified in that notice, which period shall not be less than five (5) calendar days. Should such failure not be remedied within the period so specified, then the party who gave notice of such failure shall be entitled to terminate this Agreement provided always that the foregoing shall not apply in any circumstances where a specific right of termination is available or will be available upon the expiry of a specific period of time. Should termination occur in accordance with the foregoing, the defaulting party shall pay to the non-defaulting party, as liquidated damages, an amount determined by mutual agreement or by arbitration.

         b. BUYER shall have the right to terminate this Agreement, in respect to the relevant AIRCRAFT, upon the occurrence of any excusable delay of three hundred (300) calendar days or longer and any non-excusable delay of ninety (90) calendar days or longer after such AIRCRAFT CONTRACTUAL DELIVERY DATE. Such right to be exercisable by giving Embraer a written notice to such effect no earlier than the three hundredth (300th) or ninetieth (90th) calendar day as applicable. Upon receipt of such notice of termination, EMBRAER shall return to BUYER an amount equal to the amounts previously paid by BUYER relative to the relevant AIRCRAFT less the value of equipment or services previously delivered or performed by EMBRAER, it being hereby agreed by the PARTIES that, in this case, no kind of other indemnity shall be due by EMBRAER to BUYER.

         c. In the event of a force majeure occurring prior to the ACTUAL DELIVERY DATE of any AIRCRAFT which causes BUYER to determine not to purchase such AIRCRAFT, BUYER may by written notice to Embraer, terminate the Purchase Agreement with respect to such AIRCRAFT, and BUYER shall only be liable to EMBRAER for the following amounts on account of such AIRCRAFT:


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

                    IF CANCELLATION OCCURS PRIOR          LIABILITY OF BUYER TO
                     TO THE FOLLOWING NUMBER OF                  EMBRAER
                    DAYS BEFORE THE CONTRACTUAL             PERCENTAGE OF THE
                           DELIVERY DATE                  PURCHASE PRICE OF THE
                                                                AIRCRAFT
                    ----------------------------          ---------------------
                          181 days or more                         0%
                            121-180 days                           1%
                             91-120 days                           2%
                             61-90 days                            3%
                             31-60 days                            4%
                           30 days or less                         5%

         d. In the event BUYER cancels the purchase of any AIRCRAFT under this Agreement due to the absolute unavailability of the Brazilian Export Financing Program at the time of such AIRCRAFT ACTUAL DELIVERY DATE, then BUYER shall not be liable to EMBRAER for any amount on account of such AIRCRAFT, except for any value of equipment or services previously delivered or performed by EMBRAER in connection with such specific canceled AIRCRAFT.

         e. EMBRAER agrees that BUYER has the option to terminate the Purchase Agreement with no penalty assessed against BUYER by EMBRAER, in the event EMBRAER fails to deliver any three (3) consecutive AIRCRAFT due for force majeure reasons (and in case of this item "e", excluding acts of government, governmental priorities, requisition, strike and labor troubles from the concept of force majeure) and/or if such delay is due to reasons detailed in Article 10.a1(b) (except to the extent that the delay is as a consequence of a general work force strike of EMBRAER or of a supplier of EMBRAER, if the supplier provides to EMBRAER a major component of the AIRCRAFT) and for which Article 23.c has not been invoked, within sixty (60) days of each relevant AIRCRAFT CONTRACTUAL DELIVERY DATE as specified in Article 6 herein. If EMBRAER fails to deliver any three (3) consecutive AIRCRAFT within such sixty (60) day period as above mentioned, BUYER's right to terminate the Purchase Agreement may be exercised by written notice to EMBRAER as provided in Article 25 herein, within five (5) days after the expiration of the sixty (60) day period following the CONTRACTUAL DELIVERY DATE of the third consecutive AIRCRAFT delayed more than sixty (60) days. In this case, all amounts paid by BUYER to EMBRAER under the Purchase Agreement, and specifically with regard to the non-delivered

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

                 AIRCRAFT, shall be returned to BUYER, less the value of equipment or services previously delivered or performed by EMBRAER, it being hereby agreed by the PARTIES that, in this case, no other kind of indemnity shall be due by EMBRAER to BUYER.

         f. If EMBRAER terminates this Agreement pursuant to Article 8.g hereof, EMBRAER may, at its sole option, retain all amounts previously paid by BUYER as liquidated damages resulting from such default on the part of BUYER.

24.      INDEMNITY:

         BUYER agrees to indemnify and hold harmless EMBRAER and EMBRAER's officers, agents and employees from and against all liabilities, damages, losses, judgments, claims and suits, including costs and expenses incident thereto, which may be suffered by, accrued against, be charged to or recoverable from EMBRAER and/or EMBRAER's officers, agents and employees by reason of loss or damage to property or by reason of injury or death of any person resulting from or in any way connected with the performance of services by employees, representatives or agents of EMBRAER for or on behalf of BUYER related to AIRCRAFT delivered by EMBRAER to BUYER, including, but not limited to, technical operations, maintenance and training services and assistance performed while on the premises of EMBRAER or BUYER, while in flight on BUYER owned AIRCRAFT or while performing any other services, at any place, in conjunction with the AIRCRAFT operations of BUYER.

25.      NOTICES:

         All notices permitted or required hereunder shall be in writing in the English language and sent, by registered mail, telex or facsimile, to the attention of the Vice President, Contracts Division as to EMBRAER and of the Assistant to the President as to the BUYER, to the addresses indicated below or to such other address as either party may, by written notice, designate to the other.

         EMBRAER:
         EMBRAER - Empresa Brasileira de Aeronautica S.A.
         Av. Brigadeiro Faria Lima, 2170
         12225 Sao Jose dos Campos - SP
         Brazil
         Telephone: (011) (55) (123) 25-1410
                    (011) (55) (123) 22-4460
         Facsimile: (011) (55) (123) 25-1090


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

         b.      BUYER:
                 Skywest Airlines, Inc.
                 444 South River Road
                 St. George, Utah 84770-2086
                 Telephone: (801) 634-3000
                 Facsimile: (801) 634-3305

26.      CONFIDENTIALITY:

         BUYER does not have the right to disclose the terms of this Agreement except as required by law or in order to obtain AIRCRAFT financing. BUYER agrees not to disclose any portion of this Agreement or its Attachments, amendments or any other supplement to any third party without EMBRAER's written consent, except as necessary to obtain AIRCRAFT financing. Without limiting the foregoing, in the event BUYER is legally required to disclose the terms of this Agreement, BUYER agrees to exert its best efforts to request confidential treatment of the clauses and conditions of this Agreement relevantly designated by EMBRAER as confidential.

27.      INTEGRATED AGREEMENT:

         All attachments referred to in this Agreement and attached hereto are, by such reference and attachment, incorporated in this Agreement. This Purchase Agreement, including all Attachments and all amendments, modifications and supplements, is herein and hereinafter called the "Agreement" or the "Purchase Agreement".

28.      NEGOTIATED AGREEMENT:

         BUYER and EMBRAER agree that this Agreement, including all of its Attachments, has been the subject of discussion and negotiation and is fully understood by the PARTIES, and that the rights, obligations and other mutual agreements of the PARTIES contained in this Agreement were arrived at in consideration of such complete discussion and negotiation between the PARTIES.

29.      COUNTERPARTS:

         This Agreement may be signed by the PARTIES hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto whereupon the same instrument and all of which when taken together shall constitute but one and the same instrument.


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

30.      ENTIRE AGREEMENT:

         This Agreement constitutes the entire agreement of the PARTIES hereto with respect to the sale described as its subject and supersedes all previous and connected negotiations, representations and agreements between the PARTIES. This Agreement may not be altered, amended or supplemented except by a written instrument executed by the PARTIES.

IN WITNESS WHEREOF, the PARTIES have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER                                            BUYER

By:      /s/ Juarez S.B. Wanderlem                 By:      /s/ Eric Christensen
         -----------------------------                      ----------------------------------
Name:    Juarez S.B. Wanderlem                     Name:    Eric Christensen
Title:   President                                 Title:   VP Planning

By:      /s/ Fred Curado                           By:      /s/ Bradford R. Rich
         -----------------------------                     ----------------------------------
Name:    Fred Curado                               Name:    Bradford R. Rich
Title:   Sr. VP Commercial                         Title:   Exec. VP Finance, CFO & Treasurer

Date:    11 June 1995                              Date:    6-9-95
Place:   Paris, France                             Place:   St. George, Utah

Witness:  /s/                                      Witness:  /s/
Name:     /s/                                      Name:     /s/

                     PURCHASE AGREEMENT NO. DSP/AJV-042/95
                                  ATTACHMENT A

In addition to the standard equipment detailed in Technical Description number TD-120/9401, dated September 1994, as referred to in the Purchase Agreement, the equipped AIRCRAFT configuration as selected by BUYER will include some non-standard items. The complete list of equipment is detailed hereinbelow. In case of any conflict between this Attachment and TD-120/9401, this Attachment shall control.

DESCRIPTION

A)       STANDARD EMB-120ER BRASILIA AIRCRAFT:

         Basic commuter configuration, incorporating the following equipment and features:

         - Four-blade, constant speed, full feathering and unfeathering, beta mode, overspeed protection and synchrophasing, Hamilton Standard propellers, model 14 RF-9

         - Structure designed for 40,000 flight hours or 60,000 flight cycles

         -       Pressurization system, with nominal differential pressure of
                 7.0 psi

         - Air conditioning supplied by two air cycle machines and intake for external supply

         -       Oxygen system: demand masks for crew and drop-out masks for pax

         - Fuel system with two gravity refueling points and one pressure refueling point

         -       Four electric fuel booster pumps

         -       Complete anti-ice/de-ice system

         - Complete Bruce Lighting system interior lighting with cabin light control at attendant post station

         -       Logotype lights


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         -       Two Rotating Beacons

         -       Dual flight controls and instruments

         -       Adjustable SICMA seats for pilot and copilot

         -       Rear plug-in baggage cargo/baggage door (1.30m x 1.36m)

         -       Front pax airstairs door (0.77m x 1.70m)

         -       Complete carpeting, sidewall and headliner with finishing

         - Slush Guard: Prevents water, snow, slush and waste from dropping on flight attendant when main door closes

B)       BASIC AVIONICS PANEL:

         1 (one) IDC Counter Pointer Encoding Altimeter

         2 (two) IDC Vertical Speed Indicators

         2 (two) IDC Airspeed Indicators

         1 (one) JET Stand-by Gyro Horizon

         1 (one) AMETEK Outside Air Temperature Indicator

         2 (two) Digital Clocks

         1 (one) AMETEK Stand-by Compass

         1 (one) Dorne & Margolin DMELT-8 Emergency Locator Transmitter

         1 (one) AVTECH Remote Audio Control Unit for ground crew

         2 (two) AVTECH Audio Control Units

         1 (one) AVTECH Public Address/Cabin Interphone Unit

         2 (two) Collins VHF-22A VHF/COMM


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         2 (two) Collins VIR-32 VHF/NAV Receivers

         1 (one) Collins ADF-60A ADF System

         2 (two) Collins RMI-36 Radio Magnetic Indicators

         2 (two) Collins AHS-85 Attitude and Heading Ref Systems

         2 (two) Collins ADI-84 Attitude Director Indicators (4"x4")

         2 (two) Collins HSI-74 Electronic Horizontal Situation Indicators
           (4"x4"), including HPU-74, P/N 622-6198-103

         1 (one) Collins Automatic Pilot System (APS-65), composed of:

         -       2 Autopilot/Flight Director Computers

         -       2 Air Data Sensors

         -       2 Flight Control Panels

         -       Autopilot Panel

         1 (one) Collins DME-42 DME System

         2 (two) Collins TDR-94 Mode-S Transponder Systems per FAR Part 135
           Paragraph 135.143

         1 (one) Collins WXR-270 Color Weather Radar

         1 (one) Collins ALT-55 Radio Altimeter

C) OPTIONAL AVIONICS:

         1.      Third Collins VHF-22A VHF/COMM with CTL-22

         2.      Second Collins DME-42 System

         3.      CVR - Fairchild A 100A Cockpit Voice Recorder System

         4. FDR - Solid State Fairchild/ Teledyne 28-Channel Flight Data Recorder System

         5.      IDC Altitude Preselect System with Servo Encoding Altimeter


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

         6.      GPWS - Sundstrand Mark VI Ground Proximity Warning System

         7.      Provisioning for Bendix/King CAS66A TCAS-I.

D) OPTIONAL SYSTEMS/OTHER EQUIPMENT:

         1.      P&W 118A Engines

         2.      Complete APU System with Garrett unit FTCP36-150 (AA)

         3.      High Altitude Oxygen System (Gaseous type)

         4.      Partial polyurethane painting

         5.      Cargo Door Anti-blockage Barrier

         6.      Reinforced 700 kg cargo compartment bulkhead

         7.      Enhanced Range Version (EMB-120ER)

         8.      PTT switch in the lighting panel

         9.      Engine Oil: Aero Exxon Turbo Oil 2380

E) INTERIOR:

         1. External flushing dry toilet (ADT1), including toilet seat, paper towel dispenser, miscellaneous items, toilet paper and waste container;

         2. Afterward left-hand side galley (AGL1), including miscellaneous items, two (2) hot jugs (1 gal.) - 28VDC (Manufacturer: Midland Ross - model 306-1-40 or equivalent), two (2) standard units provisions and waste container.

         3. Afterward right-hand side galley (AGR3), including miscellaneous items, icebox, three (3) standard units provisions, galley service door and folding table.

                 Note: Neither galley includes standard unit equipment and optional interphone.


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         4.      30 Pax Carbon fiber Seats 9G certified, according to FAR
                 25.561 and 25.785 - Amendment 5. Observer Station includes: folding seat; oxygen mask connected to the crew system; seat belts; audio unit 25-63.

         6. Flight Attendant Station - includes: folding seat; oxygen mask; cabin interphone handset; seat belts; flashlight; fire extinguisher; control panel for: air conditioning, cabin light, main door; life vest behind headset

         7.      Overhead baggage bins - 6 units


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
                                 ATTACHMENT "B"

            AIRCRAFT FINISHING, REGISTRATION MARKS, FERRY EQUIPMENT,
                  SPARE PARTS POLICY AND LIST OF PUBLICATIONS

1. FINISHING

   a. Exterior Finishing: The AIRCRAFT shall be painted according to BUYER's color and paint scheme which shall be supplied to EMBRAER by BUYER on or before six (6) months prior to the relevant AIRCRAFT CONTRACTUAL DELIVERY DATE, except in the case of the FIRST AIRCRAFT, for which the paint scheme to be used is that which has been provided to EMBRAER Pursuant to Purchase Agreement DSP/AJV30B/93.

   b. Interior Finishing: Buyer shall inform EMBRAER on or before seven (7) months prior to the relevant AIRCRAFT CONTRACTUAL DELIVERY DATE of its choice of materials and colors of all and any item of interior finishing, such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain, except in the case of the FIRST through THIRD AIRCRAFT, for which the choice of materials and colors to be used is that which has been provided to EMBRAER pursuant to Purchase Agreement DSP/AJV-30B/93.

         The above-mentioned schedule for definition of interior finishing shall only be applicable if BUYER selects its materials from the choices offered and available by EMBRAER. In case BUYER opts to use different materials and/or patterns, such schedule shall be mutually agreed between the PARTIES at the time of signature of this Purchase Agreement.

2. REGISTRATION MARKS

   Each AIRCRAFT shall be delivered to BUYER with the registration marks painted on it, which shall be supplied to EMBRAER by BUYER no later than ninety (90) days before the relevant AIRCRAFT CONTRACTUAL DELIVERY DATE.

3. FERRY EQUIPMENT

   If it is necessary for any ferry equipment to be installed by EMBRAER for the ferry flight between Brazil and Fort Lauderdale, Florida, United States of America, EMBRAER may provide such equipment to BUYER, for a price to be previously agreed between the PARTIES. In this case, BUYER shall remove such

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
   ferry equipment from the AIRCRAFT at EMBRAER AIRCRAFT CORPORATION's facilities at Fort Lauderdale, Florida, United States of America. Such equipment shall be turned over to a representative of EMBRAER AIRCRAFT CORPORATION for the purpose of it being returned to EMBRAER in Brazil at BUYER's own expense.

   If such equipment is utilized for any reason, or if such equipment is not returned by BUYER, in EMBRAER's sole judgment in complete and perfect condition, BUYER shall fully indemnify EMBRAER for the value of such equipment, provided that in case of partial utilization of or damage to any such equipment, the value to be charged shall be the price of a new complete set of equipment.

   In such case the original equipment shall become property of BUYER. The above-mentioned payment shall be made to EMBRAER by BUYER upon presentation of a sight draft by EMBRAER.

   The presence of an EMBRAER qualified crew member during the ferry flight on the way to BUYER's facilities, to act as second in command and to assist in handling communication with Air Traffic Control (ATC) while overflying Brazilian airspace, shall depend on a previous agreement between the PARTIES provided that a written advance notice shall be given from BUYER to EMBRAER at least thirty (30) days prior to the date of such ferry flight.

4. SPARE PARTS

   4.1.  Policy:

         EMBRAER's spare parts policy is to provide the following categories of spares as specified in the respective EMBRAER publications and available to be purchased through EMBRAER:

         -        Line Replaceable Units (LRU's);
         - Parts to repair and overhaul components manufactured under EMBRAER specification to be used only on the EMB-120 BRASILIA;
         -        Parts to line maintenance;
         - Parts to fulfill all maintenance tasks per maintenance manual and/or maintenance plan issued by EMBRAER ;
         -        EMBRAER-made parts;
         -        Aircraft Ground Equipment (AGE);
         - Aircraft Ground Equipment spare parts manufactured under EMBRAER specifications;
         -        Special tools;
         -        Bulk materials.

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

   4.2.  Emergency Spare Parts Service:

         EMBRAER will maintain emergency spare parts service twenty-four (24) hours a day, seven (7) days a week. EMBRAER will deliver in F.C.A. condition at Sao Jose dos Campos, State of Sao Paulo, Brazil, or at any other port of clearance that may be chosen by EMBRAER and informed to BUYER, spare parts in inventory needed for aircraft-on-ground (AOG) orders within twenty-four (24) hours after receipt. EMBRAER will notify BUYER of the action taken to satisfy each emergency in accordance with the following schedule:

         -AOG (Aircraft-On-Ground).............................  within 4 hours
         -Critical (imminent AOG or Work Stoppage).............  within 24 hours
         -Expedite (Less than published or quoted lead time)...  within 7 days

   4.3.  Parts Exchange Program:

         According to its prevailing availability, EMBRAER may offer an "exchange program" for repairable parts whenever the vendor does not have its own exchange program.

   4.4.  Parts Repair Program:

         For any repair required by BUYER on any EMBRAER or vendor repairable item, EMBRAER may assist BUYER to perform such repair in order to ensure the shortest turn around time (TAT).

   4.5.  Pricing:

         EMBRAER will maintain a spare parts price list updated periodically. Items not shown on the list will be quoted on request.

5. LIST OF PUBLICATIONS

   As provided for in Article 16 of this Agreement, the technical publications covering operation and maintenance shall be delivered to Buyer in accordance with the following list:

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

                                                                            QTY
          TITLE                                                         (Copies)
          -----                                                         --------
   01.    AIRPLANE FLIGHT MANUAL (*)                                      10 (A)
   02.    WEIGHT & BALANCE                                                10 (A)
   03.    WIRING MANUAL                                                   10 (A)
   04.    OPERATION MANUAL                                                20 (B)
   05.    QUICK REFERENCE HANDBOOK                                        20 (B)
   06.    MAINTENANCE MANUAL                                              10 (A)
   07.    MAINTENANCE REVIEW BOARD (FAA)                                   1 (C)
   08.    AIRPORT PLANNING GUIDE                                          10 (A)
   09.    EFFECT OF WIND IN TURN PERFORMANCE                              10 (A)
   10.    OPERATION FROM PRECIPITATION COVERED RUNWAYS AT LOW             10 (A)
          AMBIENT TEMPERATURE
   11.    FLIGHT PLANNING                                                 10 (A)
   12.    ILLUSTRATED PARTS CATALOG                                      105 (A)
   13.    MAINTENANCE PLANNING GUIDE                                       1 (C)
   14.    POWERPLANT BUILD-UP                                              1 (C)
   15.    ILLUSTRATED TOOL EQUIPMENT                                       1 (C)
   16.    STRUCTURAL REPAIR                                               10 (A)
   17.    INSTRUCTIONS FOR GROUND FIRE EXTINGUISHING AND RESCUE            1 (C)
   18.    DEVIATION DISPATCH PROCEDURES MANUAL                            10 (A)
   19.    SERVICE & INFORMATION BULLETIN SET                              10 (A)
   20.    VENDOR SERVICE PUBLICATIONS (*)                                 10 (A)

            (*) To be delivered by the supplier.

            (A)    -      1 with each AIRCRAFT
            (B)    -      2 with each AIRCRAFT
            (C)    -      1 with AIRCRAFT 1

In the event BUYER elects not to take all or any portion of the publications referred to hereinabove, no refund or other financial adjustment of the contract price or additional concession/credit will be made since the publications are offered to BUYER by EMBRAER free of charge.

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
                                 ATTACHMENT "C"

                WARRANTY CERTIFICATE - MATERIAL AND WORKMANSHIP
                                EMB-120 BRASILIA

1. EMBRAER subject to the conditions and limitations hereby expressed, warrants all EMB-120 BRASILIA AIRCRAFT as follows:

   a. For a period of twenty-four (24) months from the date of delivery to the first BUYER, the AIRCRAFT will be free from:

         - Defects in materials, workmanship and manufacturing processes in relation to parts manufactured by EMBRAER or by its subcontractors holding an EMBRAER part number;

         - Defects inherent to the design of the AIRCRAFT and it parts designed and manufactured by EMBRAER or by its subcontractors holding an EMBRAER part number.

   b. For a period of twelve (12) months from the date of delivery to the first BUYER, the AIRCRAFT will be free from:

         - Defects in operation of vendor (EMBRAER's supplier) manufactured parts, not including the engines and their accessories and the landing gear system parts, as well as failures of mentioned parts due to incorrect installation or installation not complying with the instructions issued or approved by their respective manufacturers;

         - Defects due to non-conformity to the technical specification referred to in the purchase agreement of the AIRCRAFT.

   c. For a period of twelve (12) months or six thousand (6,000) landings, whichever occurs first, from the date of delivery to the first BUYER, the AIRCRAFT will be free from:

         - Defects in operation of the landing gear system parts supplied by ERAM, as well as failures of mentioned parts due to incorrect installation or installation not complying with the instructions issued or approved by the manufacturer.

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

         Once the above-mentioned periods have expired, EMBRAER will transfer to BUYER the original Warranty issued by the vendors, if it still exists.

2. EMBRAER, subject to the conditions and limitations hereby expressed, warrants that:

   a. All spare parts or Aerospace Ground Equipment, which have been manufactured by EMBRAER or by its subcontractors holding an EMBRAER part number which will permit their particular identification and which have been sold by EMBRAER or its representatives, will, for a period of twelve (12) months from the date of the invoice, be free from defects of material, workmanship, manufacturing processes and defects inherent to the design of the above-mentioned parts of Aerospace Ground Equipment.

   b. All spare parts of Aerospace Ground Equipment which have been designed and manufactured by vendors, not including engines and their accessories, and stamped with a serial number which will permit their particular identification and which have been sold by EMBRAER or its representatives, will, for a period of six (6) months from the date of the invoice, be free from malfunction, defect of material and manufacture.

3. The obligations of EMBRAER as expressed in this Warranty are limited to replace or repair, depending solely upon its own judgment, the parts that are returned to EMBRAER or its representatives, at BUYER's own expenses, adequately packed, within a period of sixty (60) days after the occurrence of the defect, provided that EMBRAER agrees that such components are indeed defective and that the defect has occurred within the periods stipulated in this certificate.

   NOTE: Notification of any defect claimed under Article 3 above must be given to EMBRAER within thirty (30) days after such defect is found.

   Parts supplied by BUYER as replacement for defective parts are warranted for the balance of the warranty period still available from the original Warranty of the exchanged parts. However, freight, insurance, taxes and other costs eventually incurred during the shipment to EMBRAER or its representatives, reinstallation and adjustments are BUYER's responsibility.

4. EMBRAER will accept no warranty claims under any of the circumstances listed below:

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

   a. When the AIRCRAFT has been used in an attempt to break records, or subjects to experimental flights, or any other way not in conformity with the flight manual or the airworthiness certificate, or subjected to any manner of use in contravention of the applicable aerial navigation or other regulations and rules issued or recommended by government authorities of whatever country in which the AIRCRAFT is operated, when accepted and recommended by I.C.A.O.;

   b. When the AIRCRAFT or any of its parts have been altered or modified by BUYER, without prior approval from EMBRAER or from the manufacturer of the parts through a Service Bulletin;

   c. Whenever the AIRCRAFT or any of its parts have been involved in an accident, or when parts either defective or not complying to manufacturer's design or specification have been used;

   d. Whenever parts have had their identification marks, designation, seal or serial number altered or removed;

   e. In the event of negligence, misuses or maintenance services done on the AIRCRAFT or any of its parts not in accordance with the respective maintenance manual;

   f. In cases of deterioration, wear, breakage, damage or any other defect resulting from the use of inadequate packing methods when returning items to EMBRAER or its representatives.

5. This Warranty does not apply to defects presented by expendable items, whose service life or maintenance cycle is lower than the warranty period, and to materials or parts subjected to deterioration.

6. The Warranty hereby expressed is established between EMBRAER and the first BUYER, and it cannot be transferred or assigned to others, unless by written consent of EMBRAER , according to Article 17 of the Purchase Agreement of which this is an Attachment.

7. THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND REMEDIES OF BUYER SET FORTH IN THIS WARRANTY CERTIFICATE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF EMBRAER AND ANY ASSIGNEE OF EMBRAER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY ASSIGNEE OF

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
   EMBRAER , EXPRESSED OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMANCE OF DEFECT OR FAILURE FOR ANY OTHER REASON, IN ANY AIRCRAFT OR OTHER THING DELIVERED UNDER THE PURCHASE AGREEMENT OF WHICH THIS IS AN ATTACHMENT INCLUDING DATA, DOCUMENT, INFORMATION OR SERVICE, INCLUDING BUT NOT LIMITED TO:

   a.    ANY IMPLIED WARRANTY OR MERCHANTABILITY OR FITNESS;

   b. ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

   c. ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OR OTHER RELATED CAUSES OF EMBRAER OR ANY ASSIGNEE OR EMBRAER , WHETHER ACTIVE, PASSIVE OR IMPUTED; AND

   d. ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO ANY AIRCRAFT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

8. No representative or employee of EMBRAER is authorized to establish any other warranty than the one hereby expressed, nor to assume any additional obligation relative to the matter, in the name of EMBRAER and therefore any such statements eventually made by or in the name of EMBRAER shall be void and without effect.

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
                                 ATTACHMENT "D"

                                    EMB-120
                               ESCALATION FORMULA

               E(1)        A(1)        AL(1)        T(1)        C(1)        L(1)
P=P(0)    0.20 (--) + 0.10 (--) + 0.10 (---) + 0.05 (--) + 0.05 (--) + 0.50 (--)
               E(0)        A(0)        AL(0)        T(8)        C(0)        L(0)

PROVIDED: P shall not be less than P(0)

Where:

P= AIRCRAFT PURCHASE PRICE as defined in item k of Article 1 of the Purchase Agreement;

P(0)= AIRCRAFT BASIC PRICE, as defined in item j. of Article 1 of the Purchase Agreement;

E(1) =   PW118/118A PRATT & WHITNEY Engine Price variation, calculated
- ----     according to the following formula:
E(0)


E(1)        LA(1)        MA(1)
- ---- = 0.60 (---) + 0.40 (---)
E(0)        LA(0)        MA(0)

Where:

LA(0) = Labor Index (SIC Code 37224) - Transportation Equipment, Aircraft Engines and Engine Parts, based on the first published information for average hourly earnings, according to "Employment and Earnings", issued by the U.S. Department of Labor, referring to the three (3) month average index of the period ending six (6) months prior to December 1992;

LA(1) = Labor Index (SIC Code 3724), based on the same publication above mentioned, referring to the three (3) month average index of the period ending six (6) months prior to the AIRCRAFT CONTRACTUAL DELIVERY DATE;

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MA(0) =  Material Index (Commodity Code 10) - Metals and Metal Products, based on the first published information, according to "Producer Price Indexes", issued by U.S. Department of Labor, referring to the sixth
         (6th) month prior to December 1992;

MA(1) = Material Index (Commodity Code 10), based on the same information above mentioned, referring to the sixth (6th) month prior to the Aircraft Contractual Delivery Date.

A(1)     Collins avionics price variation, calculated according to the
- ----  =  following formula:
A(0)

A(1)          LC(1)        MC(1)
- ---- =   0.60 (---) + 0.40 (---)
A(0)          LC(0)        MC(0)

Where:

LC(0) = Labor Index (SIC Code 381) - Search and Navigation Equipment, based on the first published information for average hourly earnings, according to "Employment and Earnings", issued by the U.S. Department of Labor, referring to the twelve (12) month average index of the period ending six (6) months prior to December 1992;

LC(1) = Labor Index (SIC Code 381), based on the same publication above mentioned, referring to the twelve (12) month average index of the period ending six (6) months prior to the AIRCRAFT CONTRACTUAL DELIVERY DATE;

MC(0) = Material Index (Commodity Code 1178) - Electronic Components and Accessories, based on the first published information, according to "Producer Price Indexes", issued by the U.S. Department of Labor, referring to the twelve (12) month average index of the period ending six (6) months prior to December 1992;

MC(1) = Material Index (Commodity Code 1178), based on the same publication above mentioned, referring to the twelve (12) month average index of the period ending six (6) months prior to the AIRCRAFT CONTRACTUAL DELIVERY DATE.

AL(0) =  Aluminum Price Index (Commodity Code 1025.0107) - Aluminum Mill Shapes
         - sheet, coiled, bare, all others, based on the first published information, according to "Producer Price Indexes", issued by the U.S. Department of Labor, referring to the sixth (6th) month prior to December 1992;

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
AL(1) = Aluminum P{rice Index (Commodity Code 1024.0107) of the sixth (6th) month prior to the AIRCRAFT CONTRACTUAL DELIVERY DATE, based on the same publication above mentioned;

T(0) = Titanium Price Index (Commodity Code 1025.05) - Titanium Mill Shapes - based on the first published information, according to "Producer Price Indexes", issued by the U.S. Department of Labor, referring to the sixth (6th) month prior to December 1992;

T(1) = Titanium Price Index (Commodity Code 1025.05) of the sixth (6th) month prior to the AIRCRAFT CONTRACTUAL DELIVERY DATE, based on the same publication mentioned above;

C(0)  =  Thermosetting Resins Price Index (Commodity Code 0663) - Thermosetting
         Resins, based on the first published information, according to the "Producer Price Indexes", issued by the U.S. Department of Labor, referring to the sixth (6th) month prior to December 1992;

C(1)  =  Thermosetting Resins Price Index (Commodity Code 0663) of the sixth
         (6th) month prior to the AIRCRAFT CONTRACTUAL DELIVERY DATE, based on the same publication above mentioned;

L(0)  =  Labor Index (SIC Code 3721) - Transportation Equipment, Aircraft and
         Parts - based on the first published information for average hourly earnings, excluding lump-sum payments, according to "Employment and Earnings", issued by the U.S. Department of Labor, referring to the sixth (6th) month prior to December 1992.

L(1)  =  Labor Index (SIC Code 3721) of the sixth (6th) month prior to the
         AIRCRAFT CONTRACTUAL DELIVERY DATE, based on the same publication above mentioned.

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